UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 2014

American Housing REIT Inc.
 (Exact name of registrant as specified in its charter)

Maryland	333-170828	27-1662812
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4800 Montgomery Lane #450, Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(240) 204-5378

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

On December 31, 2014 the Board of Directors of American Housing REIT Inc. approved a change in its Fiscal Year from September 30 to December 31 in connection with its plan to qualify and elect to be taxed as a real estate investment trust (“REIT”) for federal income tax purposes.  The change in fiscal year will become effective for the Company’s 2015 fiscal year, which will begin January 1, 2015 and end December 31, 2015. The Company plans to file a transition report on Form 10-KT for the three-month period ending December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Housing REIT Inc.

Date: January 7, 2015	By:	/s/ Conn Flanigan
Conn Flanigan
Chief Executive Officer